UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2024

Nuwellis, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35312	No. 68-0533453
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12988 Valley View Road, Eden Prairie, MN (Address of Principal Executive Offices)	55344 (Zip Code)

(952) 345-4200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NUWE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of Material Definitive Agreement.

On October 20, 2024  (the “Effective Date”), Nuwellis, Inc. (the “Company”) and SeaStar Medical Holding Corporation (“SeaStar”) entered into a Confidential Settlement Agreement and Release (the “Settlement Agreement”), which terminated the License and Distribution Agreement entered into by the Company and SeaStar, dated as of December 27, 2022 (the “Distribution Agreement”) and the Supplier and Distributor Quality Agreement dated as of March 5, 2024 (the “Supply Agreement,” and together with the Distribution Agreement, the “SeaStar Agreements”) pursuant to which SeaStar appointed the Company as its exclusive distributor for the sale and distribution of SeaStar’s product, QUELIMMUNE ™.

On May 20, 2024, SeaStar provided notice of breach of the Distribution Agreement to the Company, which the Company disputed as without merit.  Without admitting any liability, fault or wrongdoing, the Company and SeaStar entered into the Settlement Agreement.  As a result of the Settlement Agreement, SeaStar agreed to pay the Company an aggregate of $900,000 payable in three installments through December 31, 2024. The termination of the SeaStar Agreements was effective as of the Effective Date.

The description of the terms of the Distribution Agreement is included in the Company’s Current Report on Form 8-K filed on December 29, 2022 and is incorporated herein by reference.

The foregoing summary of the Settlement Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Settlement Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
Exhibit Number	Exhibit Description
10.1	Confidential Settlement Agreement & Release, dated October 20, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2024	NUWELLIS, INC.

	By:	/s/ Nestor Jaramillo, Jr
	Name:	Nestor Jaramillo, Jr.
	Title:	President and Chief Executive Officer